UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

Owens Corning

(Exact name of registrant as specified in its charter)

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of principal executive offices)	(Zip Code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 15, 2024, Owens Corning, a Delaware corporation (“Owens Corning”), consummated the previously announced transaction with Masonite International Corporation, a British Columbia corporation (“Masonite”), pursuant to the Arrangement Agreement (the “Agreement”), dated February 8, 2024, among Owens Corning, MT Acquisition Co ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Owens Corning (“Purchaser”) and Masonite. Pursuant to the Agreement, at the effective time of the Arrangement (the “Effective Time”), Purchaser acquired all of the issued and outstanding common shares of Masonite at a purchase price of $133.00 per share (the “Arrangement”). The Arrangement was implemented by way of a plan of arrangement pursuant to the Business Corporations Act (British Columbia). Upon completion of the Arrangement, Masonite became an indirect wholly owned subsidiary of Owens Corning.

Pursuant to the Agreement, at the Effective Time, each issued and outstanding common share, no par value, of Masonite (each, a “Masonite Common Share”), other than any Masonite Common Shares that were held by Masonite or any of its subsidiaries or Owens Corning, Purchaser or any other subsidiary of Owens Corning or any Masonite Common Shares as to which dissent rights were properly exercised by the holder thereof in accordance with British Columbia law, were acquired for $133.00 per share in cash, without interest (the “Consideration”).

Pursuant to the Agreement, each restricted share unit award in respect of Masonite Common Shares (each, a “Masonite RSU Award”), including each performance-based Masonite RSU Award, that were held by an employee and did not vest at the Effective Time by its terms, were converted at the Effective Time into a time-vesting restricted share unit award in respect of common stock of Owens Corning of equivalent value. The number of Masonite Common Shares subject to performance-based Masonite RSU Awards were determined (x) with respect to performance periods that were complete as of the Effective Time, based on actual performance, and (y) with respect to performance periods that were incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of certain performance-based Masonite RSU Awards that do not have a target level, such performance goals will be deemed fully satisfied). All other Masonite RSU Awards were canceled at the Effective Time in exchange for the Consideration, and each share appreciation right in respect of Masonite Common Shares was canceled at the Effective Time in exchange for a cash payment equal to the excess (if any) of the Consideration over the applicable exercise price.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on March 1, 2024, Owens Corning entered into certain financing arrangements, including, without limitation, (i) a 364-Day Term Loan Agreement among Owens Corning, as borrower, the lenders signatory thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Term Loan Agreement”) and (ii) an amended and restated trade receivables securitization program (the “A/R Facility”). The Term Loan Agreement provides for a 364-day term loan facility in an aggregate principal amount of $3.0 billion (the “364-Day Credit Facility”). The A/R Facility provides for a receivables securitization facility in an aggregate principal amount of $300 million. In connection with the consummation of the Arrangement, on May 15, 2024, Owens Corning (i) borrowed $2.8 billion under the 364-Day Credit Facility and (ii) borrowed $300 million under the A/R Facility, utilizing the proceeds to finance a portion of the Arrangement.

Item 7.01	Regulation FD Disclosure.

In connection with the announcement of the Arrangement, Owens Corning posted a press release to its website. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Masonite as of December 31, 2023 and January 1, 2023, the related audited consolidated statements of income and comprehensive income, changes in equity and cash flows for each of the fiscal years ended December 31, 2023, January 1, 2023 and January 2, 2022, and the related notes and financial statement schedules required by Item 9.01(a) of Form 8-K were previously filed with the Securities and Exchange Commission (the “SEC”) by Masonite in its Annual Report on Form 10-K (File No. 001-11796), filed February 29, 2024, and are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Masonite as of March 31, 2024 and December 31, 2023, the related unaudited condensed consolidated statements of income and comprehensive income, changes in equity and cash flows for the three months ended March 31, 2024 and April 2, 2023, and the related notes and financial statement schedules required by Item 9.01(a) of Form 8-K were previously filed with the SEC by Masonite in its Quarterly Report on Form 10-Q (File No. 001-11796), filed May 7, 2024, and are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2024;

•	Unaudited Pro Forma Combined Statement of Earnings for the three months ended March 31, 2024 and for the twelve months ended December 31, 2023; and

•	Notes to the Unaudited Pro Forma Combined Financial Information.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of February 8, 2024, among Owens Corning, Masonite International Corporation and MT Acquisition Co ULC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Owens Corning on February 9, 2024)

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Masonite)

99.1	Press Release, dated as of May 15, 2024.

99.2	Audited consolidated balance sheets of Masonite as of December 31, 2023 and January 1, 2023, the related audited consolidated statements of income and comprehensive income, changes in equity and cash flows for each of the fiscal years ended December 31, 2023, January 1, 2023 and January 2, 2022, and the related notes and financial statement schedules (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2023, filed by Masonite on February 29, 2024)

99.3	Unaudited condensed consolidated balance sheets of Masonite as of March 31, 2024 and December 31, 2023, the related unaudited condensed consolidated statements of income and comprehensive income, changes in equity and cash flows for the three months ended March 31, 2024 and April 2, 2023, and the related notes and financial statement schedules (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, filed by Masonite on May 7, 2024)

99.4	Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Owens Corning on May 13, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

Date: May 15, 2024	By:	/s/ Todd W. Fister
	Name:	Todd W. Fister
	Title:	Executive Vice President and Chief Financial Officer